UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 15, 2004



                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                             001-32107            13-3692801
--------                             ---------            ----------
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

               388 Greenwich Street, New York, New York      10013
               ------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)
               Registrant's telephone number including area code (212) 816-7496.

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

          [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

          [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

     This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for US West Communications Debentures.

     The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report  with   respect  to  the   November  15,  2004
               Distribution Date for the CorTS Trust for US West Communications Debentures

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       By: /s/ Mark C. Graham
                                       _________________________________________
                                       Name:   Mark C. Graham
                                       Title:  Authorized Signatory





















November 15, 2004

EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1    Trustee's Report with respect to the November 15, 2004
        Distribution Date for the CorTS Trust for
        US West Communications Debentures                                      5

                                    Exhibit 1

To the Holders of:
CorTS Trust for US West Communications Debentures
Qwest 7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081G209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for US West Communications Debentures, hereby gives notice with respect to the Distribution Date of November 15, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

           Principal                Interest                 Total Distribution
           $    0.000000            $  0.937500              $  0.937500

2. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $42,700,000 aggregate principal amount of Qwest Corporation f/k/a US West Communications, Inc. 7.125% Debentures due November 15, 2043 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,622,600 Certificates representing $40,565,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.